UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2019

BROWNIE’S MARINE GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	333-99393	90-0226181
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 NW 25th Avenue, Suite 1, Pompano Beach, Florida	33069
(Address of Principal Executive Office)	(Zip Code)

(954) 462-5570

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 31, 2019, Dana Allen resigned as a member of the board of directors of the Company. Mr. Allen’s decision to resign was not the result of any disagreement with the Company on any matter relating to our operations, policies, or practices during his period of service as a director.

Effective April 1, 2019, Charles Hyatt was appointed by a unanimous written consent of the members of the Company’s board of directors to serve on the Company’s board of directors, filling the vacancy on the board created by Mr. Allen’s resignation. Mr. Hyatt shall serve on the board of directors and shall hold office until the next election of directors by stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

Charles Hyatt, age 51, Mr. Hyatt was selected as a director for his general business management.

As previously disclosed, pursuant to a Subscription Agreement effective March 7, 2019 the Company issued to Charles Hyatt a unit of restricted securities of the Company, with the unit consisting of 50,000,000 shares of common stock, par value $0.0001 per share and 50,000,000 eighteen month common stock purchase warrants exercisable at $0.01 per share in consideration of $500,000.

Pursuant to a non management director agreement, the Company has agreed to pay Mr. Hyatt an annual fee of $6,000. A copy of the director agreement is incorporated herein by reference and is filed as Exhibit 10.1 to this Form 8-K. The description of the transactions contemplated by the agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Non Management Director Agreement effective April 1, 2019.
10.2	Biographical data

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC.

Date: April 4, 2019	/s/ Robert Carmichael
Robert Carmichael, Chief Executive Officer

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